UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of report: February 19, 2025
(Date of earliest event reported)

IDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10235	36-3555336
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3100 Sanders Road, Suite 301
Northbrook, Illinois 60062
(Address of principal executive offices, including zip code)
(847) 498-7070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	IEX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2025, the Board of Directors (the “Board”) of IDEX Corporation (the “Company”) appointed Stephanie Disher and Matthijs Glastra to serve as members of the Board, effective February 21, 2025. Ms. Disher will serve on the Board’s Nominating and Corporate Governance Committee, and Mr. Glastra will serve on the Board’s Audit Committee. In addition, on February 19, 2025, two current directors, David C. Parry and Livingston L. Satterthwaite, provided the Company notice that they will be retiring from the Board immediately following the Company’s 2025 Annual Meeting of Stockholders and will not be standing for re-election. As a result of the above appointments and departures, the size of the Board has been increased from 10 to 12 directors, and will be reduced to 10 directors immediately following the conclusion of the 2025 Annual Meeting of Stockholders.

Neither Ms. Disher nor Mr. Glastra has any familial relationships or related party transactions with the Company that would require disclosure under Items 401(d) or 404(a) of Regulation S-K in connection with their appointments as described above. There is no arrangement or understanding between either Ms. Disher or Mr. Glastra and any other person pursuant to which each was selected as a director.

Ms. Disher and Mr. Glastra will participate in the compensation arrangements for non-employee members of the Board described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 26, 2024.

Item 9.01 – Financial Statements and Exhibits.

(d)    Exhibits

99.1    Press release dated February 20, 2025.

104     Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEX CORPORATION

	By:	/s/ ABHISHEK KHANDELWAL
Abhishek Khandelwal
Senior Vice President and Chief Financial Officer
February 20, 2025